UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2009 (February 13, 2009)

JER Investors Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32564	75-3152779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1600, McLean, VA	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

(703) 714-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 18, 2009, JER Investors Trust Inc. (the “Company”) filed two Articles of Amendment (the “Amendments”) to its charter with the Department of Assessments and Taxation of the State of Maryland to effect a 1-for-10 reverse stock split of the outstanding shares of its common stock and to reduce the par value of all the outstanding shares of its common stock subsequent thereto. Pursuant to the first Articles of Amendment, which became effective at 12:01 a.m. EST, on February 20, 2009, every ten shares of common stock, par value $0.01 per share, of the Company which were issued and outstanding were combined into one issued and outstanding share of common stock, par value $0.10 per share. Pursuant to the second Articles of Amendment, which became effective at 12:02 a.m. EST on February 20, 2009, the par value of each issued and outstanding share of common stock was reduced to $0.01 per share. No fractional shares of common stock of the Company were issued. Stockholders of record who, immediately prior to the effective time of the first Articles of Amendment, owned a number of shares of common stock not evenly divisible by ten, are entitled to receive cash from the Company in lieu of any fraction of a share of common stock which they would otherwise be entitled to receive.

As of February 20, 2009, the Company’s common stock will trade on a split-adjusted basis on the New York Stock Exchange, and the Company’s common stock will have the following CUSIP numbers:

Old CUSIP Numbers	New CUSIP Numbers
Registered: 46614H301	Registered: 46614H400
144A: 46614H103	144A: 46614H509
Reg D: 46614H202	Reg D: 46614H608
Reg S: U04526106	Reg S: N/A

Copies of the Amendments are attached hereto as Exhibits 3.1 and 3.2 and are incorporated by reference herein.

Item 8.01	Other Events.

On February 13, 2009, the Company issued a press release announcing that its Board of Directors approved a 1-for-10 reverse split of the Company’s outstanding shares of common stock. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Articles of Amendment of the Company, effective as of February 20, 2009 at 12:01 a.m.

3.2	Articles of Amendment of the Company, effective as of February 20, 2009 at 12:02 a.m.

99.1	Press Release Issued by JER Investors Trust Inc., dated February 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JER Investors Trust Inc.

(Registrant)

Date: February 20, 2009	By:	/s/ Mark S. Weiss
	Name:	Mark S. Weiss
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment of the Company, effective as of February 20, 2009 at 12:01 a.m.

3.2	Articles of Amendment of the Company, effective as of February 20, 2009 at 12:02 a.m.

99.1	Press Release Issued by JER Investors Trust Inc., dated February 13, 2009